EXHIBIT 10.11.2

                          INVENTORY SECURITY AGREEMENT


GMAC COMMERCIAL FINANCE LLC
1290 Avenue of the Americas
New York, New York 10104

         1.       SECURITY INTEREST

                  TARRANT APPAREL GROUP, FASHION RESOURCE (TCL), INC., TAG MEX, INC., UNITED APPAREL VENTURES, LLC, PRIVATE BRANDS, INC. and NO! JEANS, INC., each whose principal place of business is at 3151 East Washington Boulevard, Los Angeles, California 90023 (individually and collectively, the "Debtor"), hereby grants to GMAC Commercial Finance LLC, 1290 Avenue of the Americas, New York, New York 10104 ("Secured Party"), a security interest in: (a) all Debtor's now owned and hereafter acquired Inventory wherever located in the United States, including but not limited to all merchandise, raw materials, parts, supplies, work in process and finished goods, of every kind and description ("Inventory"),
(b) all Debtor's rights as a seller of goods, and all Inventory which may be returned to Debtor by its customers or repossessed by Debtor, and (c) all proceeds and products of all of the foregoing. All the collateral described in
(a), (b) and (c) above is hereinafter referred to as "Collateral". For purposes hereof, Collateral shall not include the "UPS Collateral" (as such term is defined in the Amended and Restated Intercreditor Agreement dated as of December 13, 2004 among Secured Party, UPS Capital Global Trade Finance Corporation and Debtor, as amended by that certain First Amendment to Amended and Restated Intercreditor Agreement dated as of March 16, 2005 among Secured Party, UPS Capital Global Trade Finance Corporation and Debtor, that certain Second Amendment to Amended and Restated Intercreditor Agreement dated as of even date herewith among Secured Party, UPS Capital Global Trade Finance Corporation and Debtor, and as otherwise amended, supplemented, restated, replaced or otherwise modified from time to time).


         2.       OBLIGATIONS SECURED

                  The security interest granted in this Agreement shall secure payment and performance of all Obligations of Debtor to Secured Party, as that term is defined in the Factoring Agreement between Debtor and Secured Party or its predecessor-in-interest, dated as of September 29, 2004, as supplemented and amended (the "Factoring Agreement").

         3.       WARRANTIES AND COVENANTS

                  Debtor warrants and agrees that:

                  A. All of the existing Collateral is and will be owned by Debtor free and clear of all tax liens and other liens and security interests except the security interest granted hereunder and the security interests set forth on Schedule 8(a) to the Factoring Agreement.

                  B. The Collateral shall be kept at the principal place of business of Debtor as set forth above, or as listed on Schedule A attached hereto, if any, and none of the Collateral will be removed from such location without the prior written consent of Secured Party, except for deliveries to buyers in the ordinary course of business.

                  C. Debtor will insure the Collateral at all times against all hazards specified by Secured Party, including but not limited to, fire, theft and risks covered by extended coverage insurance, and such policies shall be payable to Secured Party as its interest may appear. Said policies of insurance shall be satisfactory to Secured Party as to form, amount and insurer. Debtor shall furnish certificates, policies or endorsements to Secured Party as proof of such insurance, and if it fails to do so Secured Party is authorized but not required to obtain such insurance at the Debtor's expense. All policies shall provide for at least ten days prior written notice of cancellation to Secured Party. Secured party may act as attorney-in-fact for Debtor in making, adjusting and settling any claims under any such insurance policies. Debtor assigns to Secured Party all of its right, title and interest to any insurance policies insuring the Collateral, including all rights to receive the proceeds of insurance, and directs all insurers to pay all such proceeds directly to Secured Party and authorizes Secured Party to endorse Debtor's name on any instrument for such payment.

                  D. Debtor will not sell any of the Inventory except to buyers in the ordinary course of business.

                  E. Debtor will notify Secured Party of any destruction of or any substantial damage to any of the Collateral.


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                  F.       Debtor   will  not  permit  any  liens  or   security
interests to attach to any of the Collateral, except in favor of Secured Party and the security interests set forth on Schedule 8(a) to the Factoring Agreement.

                  G. Debtor will pay when due all taxes, license fees and assessments relating to the Collateral.

                  H. Debtor will be liable to Secured Party for any expenditures by Secured Party for the maintenance and preservation of the Collateral, including taxes, levies, insurance and repairs, and for the repossession, holding, preparation for sale, and the sale of the Collateral (including reasonable attorney's and accountants' fees and legal expenses), as well as all damages for breach of warranty, misrepresentation, or breach of covenant by Debtor, and all such liabilities shall be secured by the security interest granted herein, and shall be payable upon demand.

                  I. Debtor irrevocably and unconditionally authorizes Second Party to file and ratifies the filing at any time and from time to time of Financing Statements pursuant to the Uniform Commercial Code, and any other documents required by Secured Party to perfect the security interest granted herein or to effectuate the purposes of this Agreement.

                  J. Debtor will at all times during normal business hours allow Secured Party or its agents to examine and inspect the Collateral as well as the Debtor's books and records, and to make extracts and copies of them.

                  K. Debtor will report, in form satisfactory to Secured Party, such information as Secured Party may request regarding the Collateral; such reports shall be for such periods, shall reflect Debtor's records as at such time and shall be rendered with such frequency as Secured Party may designate.

         4.       RIGHTS AND REMEDIES

                  Upon the occurrence of any default hereunder, under the Factoring Agreement or under any other agreement between Debtor and Secured Party or executed by Debtor in favor of Secured Party or evidencing, guaranteeing or granting collateral security for any of the Obligations, or upon the breach of any covenants, warranties or representations made to Secured Party under any such agreements, or upon the occurrence of any event permitting Secured Party to terminate the Factoring Agreement, and at any time thereafter, Secured Party shall have all rights and remedies provided by law, including those of a Secured Party under the Uniform Commercial Code, in addition to the rights and remedies provided herein or in any other agreement executed by Debtor. Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to Debtor and Secured Party. If notice to Debtor of intended disposition of Collateral is required by law, ten (10) days notice shall constitute reasonable notification. All Secured Party's rights and remedies shall be cumulative and none are exclusive. Whether or not default has occurred, all payments made by or on behalf of and all credits due Debtor under this Security Agreement, and under any other agreement between Debtor and Secured Party, may be applied to the Obligations in whatever order and amounts Secured Party chooses.

         5.       MISCELLANEOUS

                  A. Any failure or delay by Secured Party to require strict performance by Debtor of any of the provisions, warranties, terms and conditions contained herein or in any other agreement, document or instrument, shall not affect Secured Party's right to demand strict compliance and performance therewith, and any waiver of any default shall not waive or affect any other default, whether prior or subsequent thereto, and whether of the same or of a different type. None of the warranties, conditions, provisions and terms contained herein or in any other agreement, document or instrument shall be deemed to have been waived by any act or knowledge of Secured Party, its agents, officers or employees, but only by an instrument in writing, signed by an officer of Secured Party and directed to Debtor specifying such waiver.

                  B. All terms used herein shall have the meanings given in the Uniform Commercial Code, unless otherwise defined herein.

                  C. Any notice under this Agreement shall be addressed to the parties at their respective addresses set forth in paragraph "1" hereof.

                  D. In the event that any provision hereof shall be deemed to be invalid by any court, such invalidity shall not affect the remainder of this Agreement.


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


                  E. This Security Agreement shall be binding upon and for the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns.

                  F. The validity, interpretation, enforcement and effect of this Security Agreement shall be governed by the laws of the State of New York. Debtor hereby consents to the jurisdiction of all courts in said State.

         IN WITNESS WHEREOF, the Debtor has executed and delivered this Agreement on this 9th day of May, 2005.



                                         TARRANT APPAREL GROUP

                                         By:      /S/ CORAZON REYES
                                            ------------------------------------
                                                  Corazon Reyes
                                         Title:   CHIEF FINANCIAL OFFICER

                                         Address: 3151 East Washington Boulevard
                                                  Los Angeles, California  90023

                                         FASHION RESOURCE (TCL), INC.

                                         By:      /S/ CORAZON REYES
                                            ------------------------------------
                                                  Corazon Reyes
                                         Title:   CHIEF FINANCIAL OFFICER

                                         Address: 3151 East Washington Boulevard
                                                  Los Angeles, California  90023

                                         TAG MEX, INC.

                                         By:      /S/ CORAZON REYES
                                            ------------------------------------
                                                  Corazon Reyes
                                         Title:   CHIEF FINANCIAL OFFICER

                                         Address: 3151 East Washington Boulevard
                                                  Los Angeles, California  90023

                                         UNITED APPAREL VENTURES, LLC

                                         By:      /S/ CORAZON REYES
                                            ------------------------------------
                                                  Corazon Reyes
                                         Title:   MANAGER

                                         Address: 3151 East Washington Boulevard
                                                  Los Angeles, California  90023

                                         PRIVATE BRANDS, INC.

                                         By:      /S/ CORAZON REYES
                                            ------------------------------------
                                                  Corazon Reyes
                                         Title:   CHIEF FINANCIAL OFFICER

                                         Address: 3151 East Washington Boulevard
                                                  Los Angeles, California  90023


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                                         NO! JEANS, INC.

                                         By:      /S/ CORAZON REYES
                                            ------------------------------------
                                                  Corazon Reyes
                                         Title:   CHIEF FINANCIAL OFFICER

                                         Address: 3151 East Washington Boulevard
                                                  Los Angeles, California  90023


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